UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2010 (January 14, 2010)

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 14, 2010, Rex Energy Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., as representative of the underwriters named therein, providing for the public offering of 6,000,000 shares of the Company’s common stock, and up to 900,000 additional shares of common stock to cover over-allotments, if any, at a public offering price of $12.25 per share (less underwriting discounts and commissions). The offering is expected to close on January 21, 2010.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on one hand, and the underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The offering is being made pursuant to an effective shelf registration statement on Form S-3, as amended (File No. 333-159802), as supplemented by a final prospectus supplement dated January 14, 2010, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on January 15, 2010.

Certain of the underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. In particular, affiliates of KeyBanc Capital Markets Inc. and Capital One Southcoast, Inc. are lenders under the Company’s senior credit facility and will receive a portion of the proceeds from the offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On January 15, 2010, the Company issued a press release announcing the pricing of the offering described in Item 1.01 above, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

The opinion of Fulbright & Jaworski L.L.P. regarding the validity of the common stock issued pursuant to the offering described in Item 1.01 above is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement dated January 14, 2010

5.1	Opinion of Fulbright & Jaworski L.L.P. dated January 14, 2010

23.1	Consent of Fulbright & Jaworski L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press Release of Rex Energy Corporation dated January 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/S/ BENJAMIN W. HULBURT
Benjamin W. Hulburt
President and Chief Executive Officer

Date: January 15, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement dated January 14, 2010

5.1	Opinion of Fulbright & Jaworski L.L.P. dated January 14, 2010

23.1	Consent of Fulbright & Jaworski L.L.P. (included in its opinion filed as Exhibit 5.1)

99.1	Press Release of Rex Energy Corporation dated January 15, 2010

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